Exhibit 10.6



                           TRADEMARK LICENSE AGREEMENT


     THIS AGREEMENT, effective as of the 4th day of January, 2003, is entered into between PANAMCO GOLFO, S.A. DE C.V., a corporation organized and existing under the laws of the Republic of Mexico, with offices at Blvd. Manuel Avila Camacho No. 40, Torre Esmeralda Piso 21, Lomas De Chapultepec, C.P.11000 Mexico, D.F. (hereinafter referred to as "GOLFO") and THE COCA-COLA COMPANY, a corporation organized and existing under the laws of the State of Delaware, United States of America, with an office at One Coca Cola Plaza, City of Atlanta, State of Georgia, United States of America, (hereinafter referred to as "LICENSEE"). GOLFO and LICENSEE are referred to herein individually as a "Party" and collectively as the "Parties."

                                   WITNESSETH:

     WHEREAS, GOLFO has the exclusive rights over the trademarks in the International Class 32 under the registration numbers 436643 RISCO, 455234 RISCO and DESIGN and 458791 WATER CONTAINER DESIGN, (hereinafter referred to as the "Trademarks") in the Republic of Mexico (hereinafter referred to as the "LICENSED TERRITORY"), said Trademarks are set forth in Schedule A attached hereto;

     WHEREAS, GOLFO has the right to license the Trademarks to LICENSEE and has not entered into any agreements written or otherwise that would prohibit GOLFO from granting a license to the Trademarks;

     WHEREAS, the Parties have arranged and agreed to permit LICENSEE to prepare, package and sell within the LICENSED TERRITORY, a purified water (hereinafter referred to as the "PURIFIED WATER") under the Trademarks.

     WHEREAS, the Parties may enter into future agreements in writing in relation to the PURIFIED WATER, within the scope of this Agreement including, but not limited to, an authorization to the GOLFO to continue preparing, packaging and selling the PURIFIED

WATER in the Republic of Mexico, so long as such future agreements are duly signed by the Parties;

     WHEREAS, the Parties have agreed to record this Agreement and any relevant subsequent amendments thereto with the Instituto Mexicano de la Propiedad Industrial (hereinafter referred to as "IMPI");

     NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter set forth, the Parties agree as follows:

     1. The term of this Agreement (hereinafter the "Term") shall commence on the Effective date of January 4, 2003 and shall expire on December 31, 2005.

     2. GOLFO has all rights and interest to the Trademarks, including all goodwill attached thereto, in and to the Trademarks, and all trademarks rights embodied therein shall at all times be solely vested in the GOLFO. The LICENSEE has no right, title, interest or claim of ownership in the Trademarks, except for the license expressly granted in this Agreement.

     3. GOLFO hereby grants to LICENSEE a non-exclusive license to use the Trademarks in the LICENSED TERRITORY in connection with the manufacture and sale of PURIFIED WATER. In consideration to the rights hereby granted, the LICENSEE promises to enter into an agreement with GOLFO during the first quarter of 2003, whereby GOLFO will be given right to promote the Ciel Brand and be compensated for promoting the Ciel Brand and for executing THIS AGREEMENT.

     4. In preparing the PURIFIED WATER to be sold and distributed by LICENSEE under the Trademarks; LICENSEE shall strictly conform to the formulae, standards, specifications, processes and instructions furnished to LICENSEE by the PROPIETOR. LICENSEE agrees to maintain the same quality standards for using the Trademarks in connection with the PURIFIED WATER as described above. LICENSEE agrees to only apply such Trademarks to the PURIFIED WATER as required by the GOLFO and permitted by all


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


applicable laws, rules and regulations in order to protect and preserve the GOLFO's rights in the Trademarks.

     5. LICENSEE agrees that it will not at any time impair, disparage or dilute the strength, validity or enforceability of the Trademarks, or commit any act which may in any way impair the right of GOLFO in and to the Trademarks. LICENSEE agrees that in using the Trademarks, LICENSEE will not represent in any way that LICENSEE has any right, title or interest in and to the Trademarks;

     6. The Parties agree to do all acts or things, including execution of all necessary documents to secure and maintain the Trademarks registration in Mexico. The Parties agree to take all steps to maintain, prove usage, oppose or handle opposition and cancellation proceedings or renew the Trademarks registration, including but not limited to filing appropriate documentation with the IMPI or other government agencies. During the Term, GOLFO agrees to provide LICENSEE with written notification of GOLFO's intent to abandon, forfeit, or cancel the Trademarks registration and will permit LICENSEE the opportunity to maintain or renew such registration at LICENSEE's expense. GOLFO agrees to provide LICENSEE with the necessary specimens, documentation, and information reasonably requested by LICENSEE to pursue and maintain such Trademarks registration;

     7. Except as expressly set forth in the Agreement, no other rights to or licenses of the Trademarks are granted by the Agreement;

     8. The Parties agree that upon expiration of the Agreement and written notice to LICENSEE, GOLFO may at its sole option, apply for cancellation of this Agreement with the IMPI. LICENSEE hereby agrees to execute any required documents that the GOLFO may request in connection with canceling the recordation of this Agreement;

     9. The foregoing license is nontransferable and shall automatically expire at the conclusion of the Term.


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


     IN WITNESS WHEREOF, the Parties hereto have caused this Trademark License Agreement to be executed by their duly authorized representatives.


PANAMCO GOLFO, S.A. DE                  THE COCA-COLA COMPANY
C.V.

                                        By:
                                           ----------------------------
By: SERGIO ROBLEDA                     (Title):
    -----------------
(Title): Chief Financial Officer



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



--------------------------------------------------------------------------------
RISCO             |      |  436643  |  32  | Toda clase de cervezas;    |
                  |      |          |      | aguas minerales y gaseosas |
                  |      |          |      | y otras bebidas no         |
                  |      |          |      | alcoholicas; bebidas y     |
                  |      |          |      | zumos (jugos) de frutas;   |
                  |      |          |      | siropes (jarabes) y otras  |
                  |      |          |      | preparaciones para hacer   |
                  |      |          |      | bebidas.                   |
--------------------------------------------------------------------------------
SIN DENOMINACION  |      |  458791  |  32  | Toda clase de cervezas;    |
(DISENO)          |      |          |      | aguas minerales y gaseosas |
(GARRAFON)        |      |          |      | y otras bebidas no         |
                  |      |          |      | alcoholicas; bebidas y     |
                  |      |          |      | zumos (jugos) de frutas;   |
                  |      |          |      | siropes (jarabes) y otras  |
                  |      |          |      | preparaciones para hacer   |
                  |      |          |      | bebidas.                   |
-------------------------------------------------------------------------------
RISCO             |      |  455234  |  32  | Toda clase de cervezas;    |
                  |      |          |      | aguas minerales y gaseosas |
                  |      |          |      | y otras bebidas no         |
                  |      |          |      | alcoholicas; bebidas y     |
                  |      |          |      | zumos (jugos) de frutas;   |
                  |      |          |      | siropes (jarabes) y otras  |
                  |      |          |      | preparaciones para hacer   |
                  |      |          |      | bebidas.                   |
-------------------------------------------------------------------------------
                  |      |          |      |                            |
                  |      |          |      |                            |
                  |      |          |      |                            |
                  |      |          |      |                            |
                  |      |          |      |                            |
--------------------------------------------------------------------------------
                  |      |          |      |                            |
                  |      |          |      |                            |
                  |      |          |      |                            |
                  |      |          |      |                            |
                  |      |          |      |                            |
--------------------------------------------------------------------------------


                                  Schedule "A"



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